     UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following unaudited condensed pro forma balance sheet as of June 30, 2012 was prepared as if the merger was effective as of such date. The unaudited condensed pro forma statement of operations for the six months ended June 30, 2012 was prepared as if the merger was effective on June 30, 2012. The consolidated balance sheet as of June 30, 2010 and the statement of operations for the six months then ended of Echo Automotive, LLC (“Echo”) was used for pro forma purposes.

     The unaudited condensed pro forma financial statements should be read in conjunction with the notes included herein for Canterbury Resources, Inc. (“Canterbury,” the “Company,” “we,” “us” or “our”) and the unaudited financial statements of Echo. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the merger of Echo with Canterbury, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Echo will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Condensed Pro Forma Balance Sheet as of June 30, 2012 (Unaudited)

Echo Automotive, Inc.
(A Development Stage Company)
Pro Forma Combined Balance Sheet

	Accounting Acquirer	Legal Survivor
					Echo
	Echo Automotive	Canterbury			Automotive,
	LLC	Resources, Inc.			Inc.
	June 30, 2012	June 30, 2012	Pro Forma		June 30, 2012
ASSETS	(Unaudited)	(Unaudited)	Adjustments		(Unaudited)
Current Assets
Cash and cash equivalents	$46,931	-	-		$46,931
Accounts receivable	6,100	-	-		6,100
Prepaid expenses	50,000	-	-		50,000
Promissory note receivable	-	530,013	(530,013	) (b)	-
Total Current Assets	103,031	530,013	(530,013)		103,031
Prototype equipment, net	139,189	-	-		139,189
Intangible, net	50,000	-	-		50,000
Total Assets	$292,220	$530,013	$(530,013)		$292,220

LIABILITIES AND MEMBERS DEFICIT
Current Liabilities
Accounts payable	$10,000	$29,820	$(29,820	) (c)	$10,000
Accrued interest	22,684	-	(22,684	) (d)	-
Advances from related parties	-	91,762	(91,762	) (c)	-
Current portion of debt	1,050,000	-	(1,050,000	) (d)	-
Total Current Liabilities	1,082,684	121,582	(1,194,266)		10,000
Accrued Interest, net of current maturities	7,697	-	(7,697	) (d)	-
Long-Term Debt, net of current maturities	110,000	-	55,000	(d)	165,000
Total Liabilities	1,200,381	121,582	(1,146,963)		175,000
Stockholders Deficit
Common stock	-	11,500	738,500	(a)	750,000
Common stock to be issued	-	528,000	(528,000	) (a)	-
Additional paid in capital		36,250	(210,500	) (a)
			(530,013	) (b)
	-		29,820	(c)
			91,762	(c)
			995,000	(d)
			(167,319	) (e)	245,000
Deficit accumulated during pre-exploration/development stage	(908,161)	(167,319)	30,381	(d)	(877,780)
	-	-	167,319	(e)	-
Total stockholder equity	(908,161)	408,431	616,950		117,220

Total Liabilities and Members Deficit	$292,220	$530,013	$(530,013)		$292,220

(a)	To record the issuance of 75,000,000 shares of $01 par value common stock and the remainder to Additional Paid in Capital
(b)	To record capitalization of the notes receivable and interest due to Canterbury from Echo Automotive, Inc. as Additional Paid in Capital
(c)	To record the pro forma adjustments for all related party liabilites trasnferred to the stockholder of Canterbury in the merger.
(d)	To record the proforma adjustment for notes payable and accrued interest transfared to the single member in the merger.
(e)	To record the proforma adjustment to eliminate the accumulated deficit of the Legal Survivor (Accounting Acquiree) in the merger.

Condensed Pro Forma Statements of Operations for the six months ended June 30, 2012 (Unaudited)

Echo Automotive, Inc.
(A Development Stage Company)
Pro Forma Combined Statement of Operations
For the Six Months Ended

	Accounting Acquirer	Legal Survivor
		Canterbury Resources,
	Echo Automotive LLC	Inc.			Echo Automotive, Inc.
	June 30, 2012	June 30, 2012	Pro Forma		June 30, 2012
	(Unaudited)	(Unaudited)	Adjustments		(Unaudited)

Revenues
Miscellaneous	$6,100	$2,014	$(2,014	) (b)	$6,100

General and administrative	655,145	3,582	-		658,727
Professional fees	-	38,759	-		38,759
Interest Expense	22,478	-	(22,478	) (a)	-
Total expenses	677,623	42,341	(22,478)		697,486
Net Loss	$(671,523)	$(40,327)	$20,464		$(691,386)

(a)	To record proforma adjustment of interest expense related to notes payable converted to equity.
(b)	To record proforma adjustment for interest income related to notes receivable converted to equity.

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     As a result of the merger, Echo became Canterbury’s wholly-owned subsidiary and the security holders of Echo received an aggregate of 52,500,000 shares of common stock. As a result of the merger and the issuance of stock to the security holders of Echo, the former security holders of Echo held approximately 70% of Canterbury’s outstanding common stock immediately after the merger. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition will be accounted for as a reverse acquisition whereby Echo was deemed to be the “accounting acquirer.”

(a) To record the issuance of 75,000,000 shares of $01 par value common stock and the remainder to Additional Paid in Capital
(b) To record capitalization of the notes receivable and interest due to Canterbury from Echo Automotive, Inc. as Additional Paid in Capital
(c) To record the pro forma adjustments for all related party liabilities transferred to the stockholder of Canterbury in the merger.
(d) To record the proforma adjustment for notes payable and accrued interest transferred to the single member in the merger.
(e) To record the proforma adjustment to eliminate the accumulated deficit of the Legal Survivor (Accounting Acquiree) in the merger.
(f) To record proforma adjustment of interest expense related to notes payable converted to equity.
(g) To record proforma adjustment for interest income related to notes receivable converted to equity.

Unaudited Condensed Pro Forma Statement of Operations

     The following unaudited condensed pro forma statement of operations for the year ended December 31, 2011 was prepared as if the merger was effective as of December 31, 2011. The statement of operations for the year ended December 31, 2011 of Echo Automotive, LLC (“Echo”) was used for pro forma purposes, as that is Echo’s year-end.

     The unaudited condensed pro forma financial statements should be read in conjunction with the audited consolidated historical financial statements and notes thereto included herein for Canterbury Resources, Inc. (“Canterbury,” the “Company,” “we,” “us” or “our”) and the audited financial statements of Echo. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the combined enterprise after the merger of Echo with Canterbury, or of the results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Echo will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Condensed Pro Forma Statements of Operations for the year ended December 31, 2011 (Unaudited)

Echo Automotive, Inc.
(A Development Stage Company)
Pro Forma Combined Statement of Operations
For the Year Ended

	Accounting Acquirer	Legal Survivor
		Canterbury Resources,
	Echo Automotive LLC	Inc.			Echo Automotive, Inc.
	December 31, 2011	December 31, 2011	Pro Forma		December 31, 2011
	(Unaudited)	(Unaudited)	Adjustments		(Unaudited)

Revenues
Miscellaneous	$69,100	$-	$-		$69,100

General and administrative	361,739	19,400	-		381,139
Exploration	-	13,951	-		13,951
Interest Expense	7,903	-	(7,697	) (a)	206
Total expenses	369,642	33,351	(7,697)		395,296
Net Loss	$(300,542)	$(33,351)	$7,697		$(326,196)

(a)	To record proforma adjustment of interest expense related to notes payable converted to equity.